Contract Acceptance Notice - Agency

To:	WAAT Media Corporation, United States of America, registered no. 2512380 and Address: 18226 Ventura Blvd. Suite 102 Tarzana, Ca 91356 Attention: Camill Sayadeh Fax: +1 818 708 0598
From the Vodafone Group Company identified opposite:
Vodafone New Zealand Limited, a company registered in New Zealand (927212), whose registered office is at Level 5, Vodafone House, 21 Pitt Street, Auckland.

Attention: General Manager, Legal

Fax: +64 9 357 0333

CC:	Vodafone Group Services Limited Vodafone House The Connection, Newbury, Berkshire RG14 2FN United Kingdom Attention: Executive Head of Content Development (Graeme Ferguson) Fax: +44 207 212 0312
Territory	New Zealand

We accept the Standing Offer set out in the Master Agreement entered into between you and VGSL dated 17 December 2004 (entitled “Vodafone Master Global Content Agency Terms and Conditions”), a copy of which (together with any relevant Content Schedules) we have seen.

Signed on behalf of: Vodafone New Zealand Limited

Print signatories’ name: Kieren Cooney

Position: General Manager

Date signed: 8-2-2005

NB - Prior to signing this Contract Acceptance Notice, the Vodafone Group Company must be sent copies of the final, signed versions of: (1) Terms and Conditions; and (2) Content Schedule(s).